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                                                                     EXHIBIT 10B




                                November 27, 1996


Allied Products Corporation
10 South Riverside Plaza
Chicago, Illinois  60606

          Re: CONSENT TO STOCK REPURCHASES

Ladies and Gentlemen:

          We make reference to that certain Amended and Restated Credit Agreement, dated as of August 23, 1996 (as or amended or modified from time to time, the "Credit Agreement"), among Allied Products Corporation (the "Borrower"), the banks named therein (the "Banks") and Bank of America Illinois, as agent for the Banks (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Credit Agreement.

          We understand that the Borrower contemplates repurchasing shares of its capital stock in an amount not to exceed $35,000,000. As a result, the Borrower has requested that the undersigned consent to such repurchases of capital stock.

          Each of the undersigned hereby agrees and consents that Section 10.5 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

          "SECTION 10.5 NET WORTH. Not permit the Company's Consolidated Net Worth at any time to be less than (a) $103,436,000 PLUS (b) fifty percent (50%) of the Company's positive consolidated net income for each Fiscal Quarter ended after June 30, 1996, LESS (c) repurchases by the Company of its capital stock to the extent such repurchases do not exceed $35,000,000 in the aggregate."

          Notwithstanding anything contained in the foregoing to the contrary, the consent granted hereunder will not in any way operate as an amendment or modification of the Credit Agreement or any other Loan Document or a consent or waiver with respect to any existing or future Default not specifically enumerated above.

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     If the foregoing is in accordance with your understanding and is acceptable to you, please so indicate by executing this letter in the space provided below and returning it to the Administrative Agent for the benefit of the Banks.

                              Very truly yours,

                              BANK OF AMERICA ILLINOIS,
                              as Agent


                              By:    /s/ David A. Johanson
                                    -----------------------------
                              Name:      David A. Johanson
                                    -----------------------------
                              Title:     Vice President
                                    -----------------------------


                              BANK OF AMERICA ILLINOIS,
                              as a Bank
                              By:    /s/ Barbara Hamel
                                     ---------------------------
                              Name:      Barbara Hamel
                                    -----------------------------
                              Title:     Sr. Vice President
                                    -----------------------------

                              LASALLE NATIONAL BANK


                              By:    /s/ David Knapp
                                    -----------------------------
                              Name:      David Knapp
                                    -----------------------------
                              Title:     Vice President
                                    -----------------------------

Agreed and Accepted this 27th day
November, 1996:


ALLIED PRODUCTS CORPORATION


By:   /s/ Patrick J. Riley
     ---------------------------------
Name:     Patrick J. Riley
     ---------------------------------
Title:    Vice President - Treasurer
     ---------------------------------

By:   /s/ David B. Corwine
      ------------------------------
Name:     David B. Corwine
     ---------------------------------
Title:    Vice President & Secretary
     ---------------------------------


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